{M0435419.1 }
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2013 (August 13, 2013)

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant's Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On August 13, 2013, American Power Group Corporation (the “Company”) held a telephonic conference call to provide an update on the Company to investors. With this Current Report, the Company is furnishing a transcript of the conference call..

The conference call transcript and the information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Caution Regarding Forward-Looking Statements and Opinions
The accompanying conference call transcript contains certain forward-looking statements, which are subject to change. With the exception of the historical information contained in this transcript, the matters described herein contain forward-looking statements and opinions, including, but not limited to, statements relating to new markets, development and introduction of new products, and financial and operating projections. These forward-looking statements and opinions are neither promises nor guarantees, but involve risk and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements and opinions. These risk factors include, but are not limited to, results of future operations, difficulties or delays in developing or introducing new products and keeping them on the market, the results of future research, lack of product demand and market acceptance for current and future products, adverse events, product changes, the effect of economic conditions, the impact of competitive products and pricing, governmental regulations with respect to emissions, including whether EPA approval will be obtained for future products and additional applications, the results of litigation, factors affecting the Company's future income and resulting ability to utilize its NOLs, and/or other factors, which are detailed from time to time in the Company's SEC reports, including the report on Form 10-K for the year ended September 30, 2012 and the Company's quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements and opinions, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements and opinions that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

99.1	Transcript of American Power Group Corporation Update Conference Call, held August 13, 2013 at 11:00 AM EST

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: August 29, 2013